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                                                                     Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 9 to Registration Statement No. 333-102295 of Allstate Financial Advisors Separate Account I ("the Account") on Form N-4 of our report dated March 11, 2011, (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in recognition and presentation of other-than-temporary impairments of debt securities in 2009), relating to the consolidated financial statements and financial statement schedules of Allstate Life Insurance Company, and to the use of our report dated March 22, 2011 relating to the financial statements of the sub-accounts comprising the Account, appearing in the Statements of Additional Information (which is incorporated by reference in the Prospectuses of the Account), which is part of the Registration Statement, and to the references to us under the heading "Experts" in such Statements of Additional Information.

/s/ Deloitte & Touche LLP

Chicago, Illinois
April 12, 2011